GUARANTY
                             (CONTINUING/UNLIMITED)



TO:  FINOVA CAPITAL CORPORATION


Ladies/Gentlemen:



     1. THE GUARANTEED DEBT. In consideration of any and all loans, advances, acceptances and extensions of credit made by FINOVA CAPITAL CORPORATION, a Delaware corporation, ("FINOVA") to, for the account of, or on behalf of FLORIDA FINANCE GROUP, INC., a Florida corporation, LIBERTY FINANCE COMPANY, a Florida corporation, SMART CHOICE RECEIVABLES HOLDING COMPANY, a Delaware corporation and FIRST CHOICE AUTO FINANCE, INC.. a Florida corporation (collectively referred to herein as "Borrower") and as an inducement for FINOVA to make future loans, advances, acceptances and extensions of credit to, for the account of, or on behalf of Borrower, the undersigned (the "Guarantor"), absolutely and unconditionally guarantees to FINOVA the punctual payment in full at maturity, whether due pursuant to acceleration or otherwise, of the principal, interest and other sums due or to become due from Borrower to FINOVA (collectively the "debt") at any time and from time to time from the date of this Guaranty until termination under or pursuant to that certain Amended and Restated Loan and Security Agreement ("Loan Agreement") and other documents executed in conjunction therewith, dated February 4, 1997, as amended from time to time, by and among FINOVA, Borrower and Guarantor.

     2. DURATION. This Guaranty shall operate as a continuing guaranty and shall terminate as to the Guarantor only upon written notice signed by the Guarantor and actually received by FINOVA, effective as of the opening of business on the day following the date of receipt. Such termination shall be effective only as to that portion of the debt incurred after such termination date, and this Guaranty shall remain in full force and effect as to all debt incurred before that time. Regardless of when a renewal or extension of pre-termination debt occurs (with or without adjustment of interest rate or other terms), the debt is deemed to have been incurred prior to termination to the extent of the renewal or extension, and to be fully covered by this Guaranty. This Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns, jointly and severally, and shall inure to the benefit of FINOVA and its successors and assigns.

     3. NO CONDITIONS. This is an unconditional Guaranty; it is unlimited as to time, until termination. The Guarantor warrants that there are no conditions, oral or otherwise, on the effectiveness of this Guaranty. This writing constitutes the entire agreement of the parties regarding the Guaranty.

     4. DISCLOSURE OF CONDITION OF BORROWER. The Guarantor warrants and represents to FINOVA that: (a) this Guaranty is executed at the Borrower's request; (b) the Guarantor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's affairs or business; and (c) the Guarantor is now and will be familiar with the affairs, business, operation and condition of the Borrower and its assets. The Guarantor hereby waives any duty on the part of FINOVA to disclose to the Guarantor any matter relating to the affairs, business, operation or condition of the Borrower and its assets now known or hereafter known to FINOVA during the life of this continuing Guaranty. With respect to any debt of the Borrower to FINOVA, FINOVA need not inquire into the powers of the Borrower or the officers, directors or agents acting or purporting to act on its behalf, and any debt created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     5. COLLATERALIZATION. The Guarantor agrees that FINOVA shall have a second lien on all of Guarantor's Collateral, including but not limited to inventory, new or used, including but not limited to parts and accessories, now owned or existing or hereafter acquired and wheresoever located (the "Collateral"); and that the total outstanding balance of the all indebtedness of Guarantor to any first lien holder(s) of the Collateral, on any date of determination, shall not exceed Ten Million Dollars ($10,000,000.00). The security interest securing the payment of this Guaranty shall be pursuant to that certain Security Agreement of even date herewith by among and between FINOVA and Guarantor. Guarantor hereby acknowledges that the grant of this security interest and the execution of this Guaranty and that certain security agreement are in consideration of FINOVA's extending credit under the Loan Agreement and that Guarantor shall receive a materially financial and economic benefit from the extension of credit by FINOVA to Borrower.

     6. WAIVERS REGARDING THE GUARANTEED DEBT. The Guarantor expressly waives the following: notice of the incurring of debt by the Borrower; notice of default on the debt or intent to accelerate; notice of acceleration; notice of intent to accelerate; the acceptance of this Guaranty by FINOVA; presentment and demand for payment, protest, notice of protest and notice of dishonor or nonpayment of any instrument evidencing debt of the Borrower; any right to require the pursuit of any remedies against the Borrower or any other guarantor, including commencement of suit, before enforcing this Guaranty (this is a guaranty of payment, not a guaranty of collection); any right to have security or the right of setoff applied before enforcing this Guaranty; and any and all right of subornation to FINOVA's rights against the Borrower, other guarantors or any other person or entity; all diligence in collection and failure or delay by FINOVA in protection or exercise of FINOVA's rights against Borrower; and any other action or any other encumbrance whatsoever which might constitute a defense to the enforcement of this Guaranty.

     The Guarantor hereby consents and agrees that renewals and extensions of time of payment (including interest rate adjustments), surrender, release, exchange, substitution, dealing with or taking of additional collateral, modifying any obligations of, taking or release of other guarantors, abstaining from taking advantage of or realizing upon any collateral security or other guaranty and any and all other forbearances or indulgences granted by FINOVA to the Borrower or any other party may be made, granted or effected by FINOVA without notice to the Guarantor and without affecting in any manner Guarantor's liability hereunder. The Guarantor hereby expressly consents to any impairment of collateral including, but not limited to, failure to perfect a security interest and release of collateral.

     Any adjustment or compromise may be made by FINOVA with the Borrower or any other party to the debt, and a lesser sum than the face amount thereof may be accepted in full payment and discharge. Any of the collateral or other security granted by the Borrower or any other party which FINOVA may hold or which may come to it or its possession may be released or otherwise dealt with by FINOVA in all respects as if this Guaranty were not in existence and the obligation of the Guarantor shall in no way be affected thereby. The Guarantor hereby waives and foregoes any right in respect of any such action by FINOVA.

     6. FINOVA'S COLLECTION RIGHTS AGAINST GUARANTOR. The Guarantor agrees to pay to FINOVA any and all costs, expenses and reasonable attorney's fees paid or incurred by FINOVA in collecting or endeavoring to collect the debt of the Borrower or in enforcing or endeavoring to enforce this Guaranty, unless recovery of attorney's fees is invalid under applicable state or federal law. In addition to its other rights and remedies under this Guaranty, FINOVA may require, at FINOVA's option, collateral security to support the Guarantor' obligations upon Borrower's default of any loan agreement with FINOVA if thereupon FINOVA reasonably deems itself insecure; if such a requirement is imposed, now or in the future, FINOVA shall have any rights and remedies contained in any mortgage, security agreement or other document executed by the Guarantor. If the Guarantor refuses to execute such documents, the debt of the Borrower shall, for the purposes of this Guaranty, be deemed to have matured.

     7. BANKRUPTCY OF BORROWER. Guarantor agrees that this Guaranty shall not be discharged except (subject to the limitations expressly contained herein) by complete performance of Borrower's obligations to FINOVA and further agree that the obligations of the Guarantor hereunder shall not be discharged, reduced or affected in any way by any receivership, insolvency, bankruptcy or other proceedings affecting the Borrower or any of its assets or the release or discharge of the Borrower from the performance of any obligations to FINOVA, whether by operation of law or otherwise or any other cause, whether similar or dissimilar to the foregoing.

     8. ASSIGNMENT. FINOVA may assign its rights hereunder in whole or in part and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

     9. MATURITY, PAYMENT. The Guarantor agrees that if the maturity of any of the debt is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice of any kind to the Guarantor. Guarantor further agrees that, to the extent that the Borrower or any other Person makes a payment to FINOVA on account of the Indebtedness, or FINOVA receives any proceeds of collateral, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid to the Borrower or any other party, including without limitation, it's estate, trustee or receiver, under any bankruptcy, insolvency, or other similar law, whether state or federal or under any common law or equitable claim; then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor shall defend and indemnify FINOVA of and from any claim or loss under this paragraph including FINOVA's attorneys' fees and expenses in the defense of any such action or suit. The Guarantor will, forthwith upon notice from FINOVA of the Borrower's failure to pay any debt at maturity, pay to FINOVA at FINOVA's principal offices the amount due and unpaid by the Borrower and guaranteed hereby. The failure of FINOVA to give this or any notice shall not in any way release the Guarantor hereunder.

     10. NO ORAL MODIFICATIONS. This Guaranty shall not be suspended, amended, released, terminated or modified in any manner except by an instrument in writing signed by all parties to be bound.

     11. WAIVER OF DEFAULT. No waiver by FINOVA of any default of any provision of this Guaranty Agreement shall be deemed a waiver of any other pre-existing or subsequently existing default, nor shall any such waiver by FINOVA be deemed a continuing waiver. No delay or omission by FINOVA in exercising any right hereunder, at any law or in equity, or otherwise, shall impair any such right or be construed as a waiver thereof, acquiescence therein, nor shall any single or partial exercise of any right preclude other or further exercise of any other right that may exist or that may thereafter exist.

     12. INDEMNIFICATION. In the event of the breach of this Guaranty, by Guarantor, Guarantor hereby agrees to indemnify and hold FINOVA harmless from any and all resulting claims and damages, including attorney's fees, and all other costs.

     13. GOVERNING LAW. This Guaranty is executed and delivered by Guarantor and is performable in Maricopa County, Arizona, and shall be governed by and construed in accordance with the laws of the State of Arizona.

     14. JURISDICTION AND VENUE. Any suit, action or proceeding against Guarantor with respect to this Guaranty, the Loan Documents, as such term is defined in the Loan Agreement, or any judgment entered by any court in respect thereof, may be brought in any local, state or federal court in the State of Arizona located in Maricopa County and hereby submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Guarantor hereby further irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Lender by registered or certified mail, postage thereon prepaid, to Guarantor at its address set forth in the Loan Agreement. Guarantor hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or the Loan Documents brought in any local, state or federal court of the State of Arizona located in Maricopa County and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

     15. WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR AND FINOVA HEREBY COVENANT AND AGREE THAT IN ANY SUIT, ACTION OR PROCEEDING IN RESPECT OF ANY MATTER ARISING OUT OF THIS GUARANTY, THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY; GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     16. ADVICE OF COUNSEL.  Guarantor  acknowledges that it has been advised by
counsel  with  respect  to  the  transaction   governed  by  this  Guaranty  and
specifically with respect to the terms of Sections 13, 14 and 15.

     17. PRIOR AGREEMENTS. This Amended and Restated Guaranty Agreement is executed in conjunction with that certain Second Amended and Restated Loan and Security Agreement. This Guaranty is to serve in lieu of and in substitution for any and all previous guaranties executed by the Guarantors with respect to the debt of Borrowers or any of Borrower to FINOVA. To the extent, this Guaranty is secured by liens granted to FINOVA on certain collateral, this Guaranty is a continuation of Guarantors obligations to FINOVA and such obligations and liens, mortgages, deeds of trust or security interests are not extinguished by this Guaranty Agreement but are hereby renewed and extended. This Guaranty revokes all such previous guaranties and the terms, conditions and provisions thereof shall have no further force or effect.


     IN WITNESS WHEREOF, this Guaranty has been executed and delivered to FINOVA by the undersigned Guarantor effective on the 9th day of November, 1998.

                              Smart Choice Automotive Group, Inc.
                              a Florida corporation




                              By:  /s/ Charles D. Bonanno,
                              -----------------------------
                              Charles D. Bonanno
                              Assistant Vice President


THE STATE OF TEXAS
                      ss.
COUNTY OF DALLAS

     BE IT REMEMBERED, that on 9th day of November, 1998, before me, the undersigned, a Notary Public within and for the County and State aforesaid, came Charles D. Bonanno, Vice President of Smart Choice Automotive Group, Inc., who is personally known to me to be the same person who executed the within instrument of writing, and duly acknowledged the execution of the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                         NOTARY PUBLIC, STATE OF
                                         My commission expires: